SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2007

WESTSIDE ENERGY CORPORATION
(Exact name of registrant as specified in its Charter)

Nevada	0-49837	88-0349241
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3131 Turtle Creek Blvd., Suite 1300, Dallas, Texas	75219
Address of principal executive offices)	(Zip Code)

Registrant's telephone number,
including area code: 214/522-8990

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

            On February 26, 2007, Westside Energy Corporation (the "Company") issued a press release reporting on the initial test rate from its Primula #1H well.  A copy of this press release is attached to this Form 8-K as Exhibit 99.1.  This information is not "filed" pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements.  Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.  Any information in this report supercedes inconsistent or outdated information contained in earlier Regulation FD disclosures.

Item 9.01.       Financial Statements and Exhibits.

(c)    Exhibits

Exhibit

Number

Exhibit Title

99.1	Press Release of Westside Energy Corporation dated February 26, 2007 entitled "WESTSIDE ENERGY REPORTS 2.1 MMCFD TEST RATE FROM HILL COUNTY WELL."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTSIDE ENERGY CORPORATION
(Registrant)
Date: February 26, 2007	By:	/s/ Sean J. Austin
Sean J. Austin,
Vice President & Chief Financial Officer